SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549


F O R M  8-K


Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  June 25, 1996

           BOSTON CAPITAL TAX CREDIT FUND IV L.P.
     (Exact name of registrant as specified in its charter)


                      Delaware
         (State or other jurisdiction of incorporation)


    33-70564                                     04-3208648
(Commission File Number)          (IRS Employer Identification No. )



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts      02108-4406
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (617) 624-8900

                None
 (Former name or former address, if changed since last report)

Item 5.  Other Events

    On June 25, 1996, Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 25 thereof (the "Partnership") completed various agreements relating to Main Everett Housing, L.P., a New York limited partnership (the "Operating Partnership"), including the First Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of June 25, 1996 (the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have the meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

    The Operating Partnership owns and operates a recently renovated apartment complex located on Main and Everett Streets in New Rochelle, New York which is known as Main Everett Apartments (the "Apartment Complex"). The Apartment Complex consists of one 1-bedroom apartment unit, seven 2-bedroom apartment units, one 3-bedroom apartment unit, and two 4-bedroom apartment units, for a total of 11 apartment units. Renovation of the Apartment Complex was substantially completed by December 1996 and the Apartment Complex is currently 100% occupied.

    The Operating Partnership received construction financing in the amount of $853,930 (the "Construction Mortgage") from Chase Community Development Corporation. The Construction Mortgage bore interest at a variable rate based on the Prime Rate plus 2%. The Operating Partnership is receiving permanent financing in the amount of $640,000 (the "Permanent Mortgage") from Chase Community Development Corporation. The Permanent Mortgage bears interest at a fixed rate equal to 8.09% per annum payable over a 30-year period.

    100% of the apartment units (11 units) in the Apartment Complex are believed to qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

    The General Partner of the Operating Partnership is Everett Development, LLC, a New York limited liability company. The principals of the General Partner are Robert C. Young and Donna M. Young. The Youngs are the owners and managers of Echo Bay Associates, a small development and management firm in New Rochelle. The Youngs have rehabilitated four (4) other projects which total 28 units. The Contractor for the Apartment Complex (Castle Rock Construction Co., Inc.) and the Management Agent for the Apartment Complex (R&D Young Realty Management, LLC) are both affiliates of the General Partner. The Contractor received builder's profit of $55,000 in connection with the rehabilitation of the Apartment Complex and the Management Agent is receiving 5% of collected rents.

    The Partnership acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $783,721 which has been or will be payable to the Operating Partnership in four (4) Installments as follows:

    1. $431,046 (the "First Installment") on the latest of (i) the Admission Date; (ii) the closing of the Construction Loan, (iii) the Permanent Loan Commitment Date, (iv) Tax Credit Set Aside, or
(v) the Construction Permitting Date;

    2. $195,930 (the "Second Installment") on the latest of (i) the Completion Date, (ii) Cost Certification, (iii) receipt of an updated Title Policy or title endorsement with dollar amount coverage satisfying the Title Policy definition with no material changes, (iv) receipt of the Contractor Payoff Letter, or (v) receipt of all Lender Estoppel Letters;

    3. $117,559 (the "Third Installment") on the latest of (i) the Initial 100% Occupancy Date, (ii) Permanent Mortgage Commencement,
(iii) Rental Achievement, (iv) State Designation, (v) receipt by the Operating Partnership of a Permanent Certificate of Occupancy for the Apartment Complex, (vi) compliance with Due Diligence Recommendations, or (vii) satisfaction of all of the conditions to the payment of the First Installment and Second Installment; and

    4. $39,186 (the "Fourth Installment") on the latest to occur of (i) receipt of a tax return and audited financial statement for the year in which Rental Achievement occurred or (ii) satisfaction of all conditions to the payment of the First, Second and Third
Installments.

The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $1,319,400 of Tax Credits during the 10-year period commencing in 1996, of which $1,306,200 will be allocated to the Partnership as a Limited Partner in the Operating Partnership. The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of the Partnership.

    The Partnership believes that the Apartment Complex is adequately insured.

    Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions:


             Normal          Capital         Cash
             Operations      Transactions    Flow

General Partner   1%          50%            75%

Partnership      99%          49.99%         25%

Special Limited   0%          .001%          0%
Partner


    The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

    Boston Capital Asset Management Limited Partnership ("BCAMLP"), an affiliate of the general partner of the Partnership, or another affiliate thereof, will receive an annual Asset Management Fee of $1,500 commencing in 1997 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership. The Asset Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article X of the Operating Partnership Agreement. To the extent Cash Flow in any year is insufficient to pay the entire amount of the Asset Management Fee, the General Partner shall make a Subordinated Loan to the Partnership in the amount of such deficiency. If the General Partner fails to make a Subordinated Loan, the amount of such deficiency shall accrue and be payable on a cumulative basis in the first year in which there is sufficient Cash Flow available for the payment of such fee, or in the first year in which proceeds of a Capital Transaction are available.

    The Operating Partnership will pay a Development Fee to the Developer for its service in connection with the construction and development of the Apartment Complex as provided in the Development Agreement. The General Partner will receive a return of capital equal to $119,422. The Operating Partnership will pay to the General Partner an annual Partnership Management Fee of $1,500 per annum commencing in 1996 for its services in connection with managing the day-to-day business of the Operating Partnership. The Partnership Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article X of the Operating Partnership Agreement.

Item 7.  Exhibits.
(c)  Exhibits                                Page

(1)(a)1  Form of Dealer-Manager Agreement between Boston
Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)

(2)(a)  First Amended and Restated Agreement of Limited
Partnership of Main Everett Housing, L.P.

(2)(b)  Development Agreement for Main Everett Housing, L.P.

(4)(a)2  Agreement of Limited Partnership of the Partnership

(16)  None

(17)  None

(21)  None

(24)  None

(25)  None

(28)  None

_______________


1 Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (4) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.


SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  March 20, 1997


BOSTON CAPITAL TAX CREDIT FUND IV L.P.


By:  Boston Capital Associates IV L.P.,
its General Partner


By:  C&M Associates, d/b/a Boston
Capital Associates, its
General Partner


By: /s/Herbert F. Collins
Herbert F. Collins, Partner


BOS2. 53465_1